Reply Attention of	Cam McTavish
Direct Tel.	604.891.7731
EMail Address	czm@cwilson.com
Our File No.	26340-1/

October 26, 2005

BY COURIER AND EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington DC 20549-7010

USA

Attention:	H. Roger Schwall

Dear Sirs/Mesdames:

Re: Tryx Ventures Corp. Preliminary Proxy Statement on Schedule 14A Filed on August 16, 2005 and Amended on October 5, 2005 File number 0-50919

                              Thank you for your letter of October 14, 2005 with respect to Amendment No. 1 of the Preliminary Proxy Statement on Schedule 14A (the “Schedule 14A”) filed by Tryx Ventures Corp. (the “Company”) on October 5, 2005.

We enclose three blacklined copies of Amendment No. 2 of the Schedule 14A (the “Schedule 14A/A”). Page references used in this letter relate to the enclosed blacklined versions of the Schedule 14A/A. Our responses are numbered in a manner that corresponds with your comments as set out in your letter dated October 14, 2005.

Schedule 14A

General

1.            Please confirm that the directors’ resolution authorizing the acquisition of Ignition Technologies, Inc. by TRYX Ventures Corp. has been approved. Confirm and fill in the blanks in your disclosure regarding the closing date of the share exchange agreement.

Tryx Ventures Corp. (the “Company”) confirms that the Share Exchange Agreement dated July 29, 2005 (the “Agreement”), among the Company, Ignition Technologies, Inc. (“Ignition”), Adam Jason Morand and the shareholders set out in the Agreement was approved pursuant to unanimous consent resolution by all of the directors of the Company on October 21, 2005.

HSBC Building 800 – 885 West Georgia Street Vancouver BC V6C 3H1 Canada Tel.: 604.687.5700 Fax: 604.687.6314 www.cwilson.com

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The Company elected not to complete the blanks in the Schedule 14A/A regarding the closing date of the Agreement (the “Closing”) due to the fact that, at the time of filing the Schedule 14A/A, the Closing had not yet occurred. The Closing occurred on October 25, 2005 and the Company has revised the Schedule 14A/A accordingly.

2.            You disclose on page 5 of the revised preliminary proxy statement that you intend to sell “[y]our oil and gas assets over time.” Please inform us or whether or not the sale of substantially all of your oil and gas assets would require shareholder approval under your constitutive documents or the British Columbia Business Corporations Act. Also, clarify for us when you anticipate selling such assets. We note your statement in the response to prior comment 3 that assets will likely be sold but you do not specify a timeframe. We may have further comments.

The Company confirms that, in the present circumstances, shareholder approval is not required for the sale of the Company’s oil and gas assets under the Business Corporations Act (British Columbia) (the “New Act”).

Contemporaneous with the Closing, the Company closed an Unwind Agreement dated October 21, 2005 (the “Trident Unwind Agreement”), with Trident Oil & Gas, Inc. (“Trident”). The Trident Unwind Agreement terminated the Purchase, Sale and Assumption Agreement dated March 7, 2005 (the “Trident Purchase Agreement”) that the Company entered into with Trident. Pursuant to the terms of the Trident Purchase Agreement, the Company acquired Trident’s 37.5% interest in certain oil and gas leases and other assets located in the County of Tehama, California. In consideration for the acquisition of the oil and gas leases, the Company issued 1,000,000 shares of common stock in the capital of the Company (the “Common Stock”) and incurred an account payable of $150,000, payable within 180 days after the effective date of the Trident Purchase Agreement.

Pursuant to the terms of the Trident Unwind Agreement, the Company terminated the Trident Purchase Agreement and returned to Trident all right, title, interest, revenue accruals, debt accruals, obligations and duties accrued or imposed on the Company pursuant to the Trident Purchase Agreement. Similarly, Trident returned the 1,000,000 shares of Common Stock to treasury for cancellation and all monies received pursuant to the Trident Purchase Agreement to the Company. Both companies released and forever discharged each other, their respective directors, officers, shareholders, employees and agents and their respective successors and assigns, from all claims whatsoever arising out of the Trident Purchase Agreement.

Similarly, and contemporaneously with the Closing, the Company closed an Unwind Agreement dated October 21, 2005 (the “Atlas Unwind Agreement”), with Atlas Energy Corp. (“Atlas”) The Atlas Unwind Agreement terminated the Purchase, Sale and Assumption Agreement dated March 7, 2005 (the “Atlas Purchase Agreement”) that the Company entered into with Atlas. Pursuant to the terms of the Atlas Purchase Agreement, the Company acquired Atlas’s 75% interest in certain oil and gas leases and other assets located in the County of Madera, California, in consideration for the issuance of 2,000,000 shares of Common Stock and $350,000, payable within 180 days after the date of the Atlas Purchase Agreement.

Pursuant to the terms of the Atlas Unwind Agreement, the Company terminated the Atlas Purchase Agreement and returned to Atlas all right, title, interest, revenue accrual, debt accrual, obligation and duties accrued by or imposed on the Company. Similarly, Atlas returned the 2,000,000 shares of common stock in the capital of the Company to treasury for cancellation and all monies received pursuant to the agreement to the Company. Both companies released and forever discharged each other, their respective directors, officers, shareholders, employees, agents and their respective successors and assigns from all claims whatsoever arising out of the Atlas Purchase Agreement.

Contemporaneously with the time of the closing of the Trident Unwind Agreement and the Atlas Unwind Agreement, and the corresponding transfer of all of the Company’s oil and gas interests, the Company closed the Ignition Agreement and acquired the business of developing and licensing mobile media entertainment applications for online wireless gaming as operated by Ignition.

The Company has revised page 6 of the Schedule 14A/A to disclose the closing of the Trident Unwind Agreement and the Atlas Unwind Agreement and to disclose the fact that the transfer of the Company’s oil and gas assets did not require shareholder approval.

Proposed Change in Directors, page 9

3.            We note the revisions made to the proxy statement in response to our prior comment 3. You state in your response that the company does not “anticipate that any of the five nominees for election by the shareholders...will resign prior to the [m]eeting.” To the extent currently known, please update the disclosure to specify whether any of your current directors anticipates resigning prior to the meeting or soon thereafter.

The Company does not anticipate that any of the nominees will resign prior to the Meeting. As a condition precedent to the Closing set out in section 5.2(m) of the Agreement, the Company was required to provide an undated written resignation of one of the directors of the Company to Ignition. It was agreed among the parties to the Agreement and the board of directors of the Company that Jeff Poloni, a current director of the Company, would provide the signed and undated resignation to Ignition at the Closing. The Company, however, does not currently know whether any of the nominees to be elected at the Meeting will resign immediately after the Meeting, and the Company does not currently know the order that such resignations may occur. The Schedule 14A/A has been revised on page 10 to disclose this fact. The purpose of any change of directors would be to allow persons knowledgable about the media entertainment business to direct the Company.

At the Closing, Ignition and the selling shareholders of the Agreement signed a waiver waiving the condition set out in section 5.2(n) which required that the appointment of Mark Jensen to the board of directors of the Company would, when appointed, represent half of the board of directors of the Company.

4.            You disclose on page 10 that the company will “gradually replace an additional director approximately every few months from the closing date” of the share exchange agreement. Indicate, if known, which of your directors will first be replaced. Also, please notify in your disclosure whether current directors who are also executive officers will also be replaced once they resign from the board as directors.

The Company does not currently know the order by which the Company’s current directors will be replaced. As stated above, Jeff Poloni, a director of the Company, has tendered an undated and signed resignation in satisfaction of the condition set out in section 5.2(m) of the Agreement. Even though Mr. Poloni has tendered his undated resignation, the board of directors of the Company may decide to have an alternate director resign before Mr. Poloni. The order will be determined by the demands and requirements of the new business, which will not be known until some time has passed since the Closing. The Company has disclosed this fact on page 10 of the Schedule 14A/A. The Company does not currently know whether the positions of those individuals serving as both directors and executive officers will resign in regards to both capacities. The determination will be made on a going-forward basis depending upon the transition of the new business.

5.            Please clarify for shareholders, their limited rights to appoint and elect replacement directors following the resignation of directors prior to the next annual meeting. For example, summarize the material sections of Part 11 of the Articles of the company regarding the manner in which vacancies on the board of directors may be filled or appointments made by directors. Also, please provide a cross reference to disclosure regarding the absence of any nominating procedures for directors as disclosed on page 10 of the amended proxy statement.

The Company has summarized such information on page 11 of the Schedule 14A/A and has provided a cross reference to the disclosure regarding the absence of any nominating procedures for directors as disclosed on page 11 of the Schedule 14A/A.

Proposal Five-Removal of Pre-Existing Company Provisions, page 17

6.            We note your response to our prior comment 11 and the revision under Proposal Five in the amended preliminary proxy statement. If would appear that you will need to unbundle from Proposal Five, the material changes in the pre-existing company provisions that once eliminated, would adversely impact shareholders. For example, currently a vote to approve the elimination of pre-existing company provisions constitutes a vote for the (i) the elimination of the pre-existing company provision that specifies that the company could only repurchase its shares on a pro rata basis from shareholders and (ii) elimination of the requirements of Rule 14a-14(a)(3), please ensure that you unbundle the proposal so that shareholders may vote separately for the elimination of these and any other material provisions that, if removed, could adversely impact shareholders. Please ensure the form of proxy card filed is also amended accordingly to reflect the undbundling of the proposal. See Rule 14a-5(a). See Division of Corporation Finance, Manual of Telephone Interpretations, Fifth Supplement.

The proposal to eliminate the Pre-Existing Company Provisions (the “PECP’s”) is not capable of being unbundled under the New Act, and is not required to be unbundled under Rule 14a-14(a)(3). The corporate law of the Province of British Columbia underwent a dramatic change when the legislators of the Province of British Columbia promulgated the New Act and repealed the former Company Act (British Columbia) (the “Former Act”). The Former Act contained mandatory pre-emptive rights, mandatory pro-rata repurchase of shares and mandatory pro-rata redemption of shares (the “Former Rights”). Under the New Act, a company incorporated under the New Act may elect to be governed by some or all of the Former Rights, but only if such Former Rights are contained in the company’s Articles. The New Act does not contain the Former Rights and, if a Company does not insert the Former Rights into its Articles, the default provisions of the New Act apply and the company will not be subject to the Former Rights.

Legislators of the New Act faced a dilemma in regards to companies incorporated under the Former Act. Many companies, especially closely-held private companies, incorporated under the Former Act wish to be governed by the Former Rights. Many companies did not insert the Former Rights directly into their Articles, however, because such rights were expressly set out in the provisions of the Former Act. Upon the promulgation of the New Act, however, and without the PECP’s, the Former Rights would immediately vanish and such companies could theoretically begin issuing and repurchasing shares without pre-emptive or pro-rata restrictions.

This discrepancy was unacceptable to both legislators and companies incorporated under the Former Act. In order to preserve the Former Rights for such companies, the legislators, pursuant to section 442.1(1) of the New Act, authorized the Lieutenant Governor in Council, by regulation, to prescribe a set of provisions, and designate those provisions as the PECP’s. Part 17 of the Business Corporations Regulation sets out the PECP’s.

Section 442.1(4) of the New Act states that the Company is not permitted to separate the PECP’s although, as described in subsection (5), the Company may add the separate PECP’s to its Articles once the Company has removed all of the PECP’s. Section 442.1(1) states in its entirety:

Section 442.1(1) The Lieutenant Governor in Council may, by regulation, prescribe a set of provisions, and designate those provisions as the “Pre-existing Company Provisions”.

(2) The Pre-existing Company Provisions apply to each pre-existing company until

(a) the pre-existing company complies with section 370(1)(a) [applicable only to restored companies] or 436(1)(a) [when a company files a transition application], and

(b) the pre-existing company’s notice of articles is altered to remove the application of the Pre-existing Company Provisions.

(3) A pre-existing company may alter its notice of articles to remove the application of the Pre-existing Company Provisions if it is authorized to do so by a special resolution.

(4) Except insofar as it is necessary to do so to comply with section 372(3)(b) [applicable only to restored companies] or 438(3)(b) [mandatory changes to prevent inconsistencies between the two acts], a pre-existing company must not alter its articles in relation to any matter included in the Pre-existing Company Provisions until the pre-existing company has removed the application of the Pre-existing Company Provisions in accordance with subsection (3) of this section.

(5) Nothing in this section precludes a pre-existing company that has removed the application of the Pre-existing Company Provisions in accordance with subsection (3) from adding to its articles any or all of the Pre-existing Company Provisions.

The Company cannot ask its shareholders at the Meeting to vote on the removal of each of the PECP’s because such a vote would violate section 442.1(4). Pursuant to section 442.1(4), the Company cannot alter its Articles until all of the PECP’s have been removed. If the Company wishes to maintain any of the individual PECP’s, the Company must remove all PECP’s and then add the specific PECP provision to its Articles. For greater clarity, there are only two options available to the Company in regards to the PECP’s. The Company can remove all of the PECP’s by special resolution or the Company can elect to keep the PECP’s so long as it does not alter its Articles. If the Company wishes to alter its Articles, the Company must remove all and not less than all of the PECP’s.

As a result of the foregoing, the Company is not required to unbundle the PECP’s or amend its form of proxy. The Company has revised the Schedule 14A/A on page 21 to disclose the above.

Acknowledgement Letter

In connection with responding to your comments, management of the Company has provided you with a letter dated October 25, 2005 as requested, acknowledging the following:

1.	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;
2.	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

3.	the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We look forward to any further comments you may have regarding the Schedule 14A/A or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.891.7731.

Yours truly,

CLARK WILSON LLP

Per: /s/ Cam McTavish

Cam McTavish

CZM/MSOffice

cc:	Tryx Ventures Corp.
Attention: Alessandra Borden